First Financial Northwest, Inc.

12th Annual Meeting of Shareholders





June 12, 2019

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Board of Directors

Name	Committees	Business Title	Year Appointed Board
Roger H. Molvar Chairman	Audit/Compliance/Risk Chair Compensation and Awards	Director, PacWest Bancorp	2015
Gary F. Faull Retiring Director	Nominating and Corporate Governance	Gary F. Faull Law Offices, Attorney	1999
Richard P. Jacobson Director		EVP, CFO and COO	2013
Joseph W. Kiley III Director		President and CEO	2012
Joann E. Lee Director and Secretary	Nominating and Corporate Governance Chair Audit/Compliance/Risk	Principal, Joann Lee & Associates, CPAs	2005
Kevin D. Padrick Director	Nominating and Corporate Governance	Senior Principal and Co-Founder, Obsidian Finance Group, LLC	2013
Patricia M. Remch Director		Former SVP, Federal Home Loan Bank of San Francisco	2019
Richard M. Riccobono Director	Audit/Compliance/Risk Compensation and Awards	Former Director of Banks, Washington State Department of Financial Institutions	2016
Daniel L. Stevens Director	Compensation and Awards Chair	Past Chairman, Home Federal Bancorp, Inc. and Home Federal Bank	2012

Senior Management Team

Over 26 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	6	31
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	5	30
Randy T. Riffle	EVP, Chief Credit Officer (FFNWB)	12/31/2018	20
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	15	16
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	4	35
Simon Soh	SVP, Chief Lending Officer (FFNWB)	8	29

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.25 (11/30/10)
- **Closing stock price: $15.24 (6/7/2019)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Form as a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Serving customers along the I-5 & I-405 corridors in Western Washington
- **Primary focus on King, Snohomish and North Pierce counties**

Local Economy

Largest Office Occupiers in Puget Sound

Company	Square Feet Occupied
amazon	13.25 million
Microsoft	13.09 million
BOEING	5.82 million
Starbucks	1.35 million
facebook	1.23 million
Google	1.03 million
wework	902,000
T-Mobile	882,000
f5	813,729

Giants of Silicon Valley Are Coming

HQ, TOO

4,500 Amazon has said it plans to have 4,500 employees in Bellevue by 2020

6,900 Company already leases enough square footage for 6,900 employees

3.9M PSBJ estimates could eventually have 3.9 million square feet in Bellevue

25,826 Or enough space for 25,826 employees

Google

2M Google is working on 2 million square feet of space through several projects in the region

facebook

4M A projected 4 million square feet of office space would make Facebook the fourth-largest office tenant in the region

Apple Inc.

1,000 Apple plans to reach 1,000 employees in Seattle by 2022

350K Sources say Apple is looking for as much as 350,000 square feet in Seattle or on the Eastside

Source: Largest Office Occupiers in Puget Sound, Puget Sound Business Journal (PSBJ), July 6, 2018; Giants of Silicon Valley Are Coming, PSBJ, December 21, 2018: HQ, TOO, PSBJ, February 22, 2019

Puget Sound Region

Suburban Strategy – Surround Seattle and Bellevue Proper



Everett
Seattle
Smokey Point
Lake Stevens
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Kirkland (lease signed)
Crossroads
Renton – The Landing
Renton - Headquarters
Kent Station

Branch Experience

Technology Centered Branch Concept








First Financial
Northwest Bank






First Financial
Northwest Bank


First Financial
Northwest Bank


Edmonds
Arts & Culture Calendar

Best Branch Experience



Best Branch Experience (small/medium bank)*
First Financial Northwest Bank

The Best in Bank Customer Experience Awards honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."

"Tech bars and a virtual brochure add futuristic touch to the bank branch."

*Presented by Networld Media Group at the Bank Customer Experience Summit, September 19, 2017.

Deposit Composition

*Excludes bank-owned and brokered deposits**



12/31/2012
$18.3M
2.8%
$22.1M
3.3%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings
Total Deposits: $665.8M



3/31/2017
$27.4M
4.2%
$57.8M
8.8%
$218.5M
33.1%
$355.5M
53.9%
CDs
MMAs
Checking
Savings
Total Deposits: $659.2M



3/31/2018
$26.4M
3.3%
$88.9M
11.3%
$337.9M
42.9%
$334.5M
42.5%
CDs
MMAs
Checking
Savings
Total Deposits: $787.7M



3/31/2019
$23.8M
2.9%
$97.1M
11.7%
$398.9M
47.9%
$312.1M
37.5%
CDs
MMAs
Checking
Savings
Total Deposits: $831.9M

*Brokered deposits were $123.4M at March 31, 2019; $75.5M at March 31, 2018 and March 31, 2017; and none at December 31, 2012.

Interest Rate Risk Management

Net Interest Income Change at March 31, 2019		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 37,311	(0.78)%
+200	37,425	(0.48)
+100	37,613	0.02
Base	37,606	–.
(100)	38,270	1.77
(200)	38,164	1.48

Net Interest Income Change at September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2016, and March 31, 2019, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for various assumptions used in this modeling.

Total Loan Portfolio

Net loans receivable $1.05B at March 31, 2019



CRE
$384.7 M
33.4%
Net CRE concentration
460.9% of adjusted capital*
1-4 Family
$351.3 M
30.5%
Net Construction/Land concentration
87.5% of adjusted capital*
Construction/Land
$201.3 M
17.4%
Multifamily
$167.8 M
14.6%
Business & Consumer
$47.8 M
4.1%

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

Recent Strategic Initiatives

Launched in 2019

Credit Culture

Standardize, shorten and modernize end-to-end processes/credit culture to enhance the customer experience and create a competitive advantage for our sales teams

New Market Niches

Areas to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

Small Business Lending

- Create SBA department with goal of achieving preferred SBA status by 2020
- Enhance and grow organic C&I portfolio (LOCs, term loans, equipment financing, green energy financing, business deposits)
- Establish a Doctor/Dentist program to align with Chinese-American, Wealth Management, Residential Lending and SBA strategies

Aircraft Lending *Restructured products and platform in 2019*

- Lending based upon a predominantly asset centered model on very specific type/model of aircraft historically proven to maintain value.

Stock Ownership Summary

Approximately 46% Institutional / 4% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	902,249	-15,051	8.70%	14,210,422	03-31-2019	13F
Renaissance Technologies LLC	649,600	600	6.26%	10,231,200	03-31-2019	13F
BlackRock Institutional Trust Company, N.A.	602,705	-34,902	5.81%	9,492,604	03-31-2019	13F
The Vanguard Group, Inc.	368,504	7,840	3.55%	5,803,938	03-31-2019	13F
Thomson Horstmann & Bryant, Inc.	255,445	-3,364	2.46%	4,023,259	03-31-2019	13F
Context BH Capital Management, LP	193,124	0	1.86%	3,041,703	03-31-2019	13F
State Street Global Advisors (US)	147,744	-17,105	1.42%	2,326,968	03-31-2019	13F
Numeric Investors LLC	144,909	-900	1.40%	2,282,317	03-31-2019	13F
Bridgeway Capital Management, Inc.	119,982	0	1.16%	1,889,717	03-31-2019	13F
BlackRock Financial Management, Inc.	114,577	-2,541	1.10%	1,804,588	03-31-2019	13F
Bank of America Merrill Lynch (US)	109,133	-3,330	1.05%	1,718,845	03-31-2019	13F
Northern Trust Investments, Inc.	88,822	-145	0.86%	1,398,947	03-31-2019	13F
Geode Capital Management, L.L.C.	86,473	3,433	0.83%	1,361,950	03-31-2019	13F
BlackRock Investment Management (UK) Ltd.	76,512	0	0.74%	1,205,064	03-31-2019	13F
Mellon Investments Corporation	71,365	1,116	0.69%	1,123,999	03-31-2019	13F
Acadian Asset Management LLC	60,308	11,400	0.58%	949,851	03-31-2019	13F
PanAgora Asset Management Inc.	59,460	-4,389	0.57%	936,495	03-31-2019	13F
Invesco Advisers, Inc.	45,930	-900	0.44%	723,398	03-31-2019	13F
BlackRock Japan Co., Ltd.	44,790	-795	0.43%	705,443	03-31-2019	13F
LSV Asset Management	41,965	-22,884	0.40%	660,949	03-31-2019	13F
Top 10 Insiders	**Position**	**Pos Change**	**% O/S**	**Mkt Val**	**Date**	**Source**
First Financial Northwest, Inc. ESOP	1,068,273	0	10.30%	16,825,299	12-31-2018	13G
First Financial Northwest Foundation	1,010,000	0	9.73%	15,907,500	12-31-2018	13D
Lee Joann E	91,910	0	*	1,447,582	12-31-2018	Form 4
Faull Gary F	71,235	0	*	1,121,951	12-31-2018	Form 4
Padrick Kevin	46,374	0	*	730,390	12-31-2018	Form 4
Soh Simon	38,705	1,150	*	609,604	03-08-2019	Form 4
Kiley Joseph W III	27,365	-5,160	*	430,999	03-11-2019	Form 4
Clariza Ronnie J	21,288	1,000	*	335,286	03-06-2019	Form 4
Jacobson Richard P	19,767	1,905	*	311,330	03-06-2019	Form 4
Stevens Daniel L	8,113	0	*	127,780	12-31-2018	Form 4

*Less than 2% of shares outstanding
Source: Nasdaq

Total Return – FFNW vs. KRX

12/31/2012 to 5/31/2019



FFNW Outperforming KRX
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
123%
94%
FFNW (+123%)
KRX (+94%)

Source: S&P Global

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method. Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Analyst Coverage

Janney | FIG Partners

D|A|DAVIDSON

KBW KEEFE, BRUYETTE & WOODS
A Stifel Company

SANDLER O'NEILL + PARTNERS

FFNW Historical Share Repurchase


2013
Total Shares Rep.:
2,728,018
Total Shares Rep. / ADTV:
47.9x
2014
Total Shares Rep.:
1,594,033
Total Shares Rep. / ADTV:
34.4x
2015
Total Shares Rep.:
1,521,817
Total Shares Rep. / ADTV:
38.5x
2016
Total Shares Rep.:
2,864,389
Total Shares Rep. / ADTV:
64.7x
2017
Total Shares Rep.:
326,800
Total Shares Rep. / ADTV:
11.3x
2018
Total Shares Rep.:
203,900
Total Shares Rep. / ADTV:
7.9x
2019 Q1
Total Shares Rep.:
263,800
Total Shares Rep. / ADTV:
14.6x
Discount to Book Value
Discount to VWAP
Shares Repurchased (mm)
Stock Price
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased (mm)	Repurchase Price ($)	Yearly VWAP ($)	Prem. / (Dis.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2.728	$10.30	$10.00	2.9%	47.9x	0.92x
2014	1.594	$11.00	$10.78	2.1%	34.4x	0.92x
2015	1.5218	$12.25	$12.32	(0.6)%	38.5x	0.99x
2016	2.8644	$14.08	$14.75	(4.5)%	64.7x	1.11x
2017	0.3268	$15.99	$17.75	(9.9)%	11.3x	1.22x
2018	0.2039	$15.43	$17.71	(12.9)%	7.9x	1.09x
2019 Q1	0.2638	$15.76	$15.72	0.3%	14.6x	1.10x

Note: Daily closing volume weighted average price for the year indicated.
Source: SNL Financial and Company documents as of 3/31/2019.

Community Involvement

Top 10 CRA Hour Recipients
Junior Achievement
Renton School District – Middle / High Schools
YWCA
Renton Area Youth & Family Services
Clothes for Kids
Refugee Women's Alliance (ReWA)
Habitat for Humanity
Dream Dinners
Snohomish County Legal Services
Vine Maple Place

"Dress Down for Charity" Program Gives Employees Opportunity to Wear Casual Dress on Friday by Donating to a Designated Charity

- Helps Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout
- 7.9 average CRA qualified hours per employee in 2018

Best Wishes in Retirement

Thank You for 20 Years of Dedication and Support



Gary Faull, Director Since 1999

Thank You



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